ADVANCED SERIES TRUST

AST International Value Portfolio

AST Advanced Strategies Portfolio

THE PRUDENTIAL SERIES FUND

Global Portfolio

SP International Value Portfolio

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2007

SUPPLEMENT DATED JUNE 20, 2007

Robert Vishny has announced his intention to retire from LSV Asset Management, effective on or about December 31, 2007. Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani will continue to serve as portfolio managers following Mr. Vishny’s retirement.

To reflect this change, effective on or about December 31, 2007, all references and information pertaining to Mr. Vishny contained in the Prospectus or Statement of Additional Information are deleted.

ASTSUP1

PSFSUP2